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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders
California Steel Industries, Inc.

      We consent to the use in the Registration Statement on Form S-4 of California Steel Industries, Inc. of our report dated January 20, 1999, included herein and the reference to our firm under the heading "Experts" in the prospectus, which is a part of the Registration Statement.

                                        /s/ KPMG LLP

Costa Mesa, California
May 28, 1999